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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 29, 1998


                               ARDEN REALTY, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         MARYLAND                        1-12193                 95-4578533
---------------------------     ------------------------      ----------------
State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

     9100 Wilshire Boulevard, East
           Tower, Suite 700
    Beverly Hills, California 90212                                 90212
----------------------------------------                          ----------
(Address of Principal executive offices)                          (zip code)

Registrant's telephone number, including area code:             (310) 271-8600
---------------------------------------------------             --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

       Arden Realty Inc. (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of 1,110,132 shares of its common stock, par value $.01 per share on April 29, 1998, pursuant to an underwritten offering under the Company's shelf registration statement on Form S-3 (File No. 333-44141) which was declared effective January 21, 1998 (the "Registration Statement"). The exhibits listed below are being filed herewith in lieu of filing them as exhibits to the Registration Statement, and, since this Form 8-K is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


          Exhibit No.    Description

              1.1 Underwriting Agreement dated as of April 23, 1998, between the Company, Arden Realty Limited Partnership and Merrill Lynch & Co. Merrill Lynch, Pierce, Fenner & Smith Incorporated.

              5.1 Opinion of Ballard Spahr Andrews & Ingersoll regarding the legality of securities to be issued.

             23.1 Consent of Ballard Spahr Andrews & Ingersoll (contained in the opinion filed as Exhibit 5.1 hereto).



                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ARDEN REALTY, INC.


Date:  April 29, 1998               By: /s/ DIANA M. LAING
                                        -------------------------------
                                            Diana M. Laing
                                            Chief Financial Officer
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                                  EXHIBIT INDEX


          Exhibit No.    Description

              1.1 Underwriting Agreement dated as of April 23, 1998, between the Company, Arden Realty Limited Partnership and Merrill Lynch & Co. Merrill Lynch, Pierce, Fenner & Smith Incorporated.

              5.1 Opinion of Ballard Spahr Andrews & Ingersoll regarding the legality of securities to be issued.

             23.1 Consent of Ballard Spahr Andrews & Ingersoll (contained in the opinion filed as Exhibit 5.1 hereto).